                                               -----------------

                                                  Hansberger
                                     [LOGO]    -----------------
                                                 Institutional
                                                    Series
                                               -----------------

                            SEMI-ANNUAL REPORT
                            June 30, 2000
                            International Value Fund
                            Emerging Markets Fund

                              SHAREHOLDER LETTER


August 15, 2000

Dear Fellow Shareholder:

  Major global and international equity benchmarks posted negative returns during the first half of 2000 as fears of higher interest rates and resurgent inflation and their resultant effects on corporate profits dominated investor behavior. For the first six months of 2000, the Morgan Stanley Capital International (MSCI) World index posted a negative return of 2.4%, while the MSCI Europe, Australia and Far East (EAFE) index declined 4.0%. Emerging market equity benchmarks underperformed those in developed markets; the MSCI Emerging Markets Free (EMF) index fell 8% during the period.

  The best performing sectors so far this year are energy, healthcare, and utilities and the worst performing sectors are telecommunication services, materials, and consumer discretionary. Healthcare and utilities traditionally perform well in a volatile market given their historically defensive nature. The Funds have benefited from their exposure to both the utility and health care stocks in Europe. The telecommunications sector has performed poorly lately due to the fear of the higher than expected costs of the new Universal Mobile Telephone System (UMTS or 3G) licenses being auctioned in the UK and Europe. The Fund's exposures to these sectors are about the same as that of our competitors and the indices, but about half of the exposure is in telecommunications companies in emerging markets where we are finding better longer term value relative to these companies' developed market peers. In many of these markets, the mobile phone will likely be the primary access to the Internet. While our materials exposure has detracted from the Fund's overall performance so far this year, we are still seeing opportunities in companies with some of the highest earnings growth over the next two years trading at some of the lowest relative multiples. Modest global GDP growth combined with the restructuring of the supply and demand model of many of these commodities stocks should benefit these stocks over the coming months. Over the first half, we also began to witness the unraveling of some of the dot com sector as the market correction has, for the time being, closed the IPO window and thus cash necessary for operations for many of these companies. Several bankruptcies were announced and many new business plans have been put on hold awaiting better market conditions. The Funds have had only small indirect exposures to this sector.

  The economies in Asia have continued to recover strongly over the first half of the year with first quarter GDP growth generally much higher than consensus estimates. The rest of the year should see this trend continue. In addition, current account and balance of payment surpluses continue to register record highs across most of the region that has led to a more stable currency environment. This has allowed most central banks in Asia to continue to keep relatively relaxed monetary policies. However, the poor performance of Asian stock markets so far this year has not reflected the positive fundamentals of the economies. The primary reason for this has been due to uncertainty over the interest rate environment in the US. Although most of the economies in Asia have essentially delinked from the US and are adopting independent monetary policies, sentiment in the markets is still very much affected by what happens in the US. As long as the markets in the US remain volatile and uncertainty over future interest rate hikes remain, upside in the Asian markets over the short term will be limited. However, as we approach a peak in the US interest rate cycle, markets in Asia should begin to mirror the performance of the economies and upside should be significant.

  As we have mentioned in previous correspondence, we are finding more opportunities in the Japanese market on a selective basis and are encouraged by both positive macro and company specific announcements that should serve as catalysts for future company and stock performance. For example, the recent Tankan survey went from a -9 to +3 diffusion index showing the highest level of business optimism in Japan in three years. Additionally, a recent study by Flemings, the investment bank, showed that 60 of the top 200 companies in Japan have now announced the establishment of stock option plans, up from 14 companies in 1998. NEC, the Japanese semiconductor and computer services company, recently announced a new three-year financial target of 15% return on equity (ROE) up from 1.1% in 1999, which is a good example of Japanese managements' new focus on improving shareholder value.

  At the end of May, the U.S. House of Representatives approved Permanent Normal Trade Relations (PNTR) status for China opening the way for increased Foreign Direct Investment (FDI) by multinational firms, lower tariffs for imported goods, and a closer economic relationship with the rest of the world. As we have stated in the past, we believe that PNTR status and admission into the World Trade Organization (WTO) for China will overall be advantageous for both China and the rest of the world over the longer term. Also in a historic summit, North and South Korea discussed mutual areas of future cooperation. While extremely positive from a geopolitical perspective, market participants worried over the potential costs of a hoped for reunification drawing comparisons to the issues that affected East and West Germany.

  According to the Organisation for Economic Co-operation and Development
(OECD), European economies are on track for their strongest economic growth in the last ten years and this has helped bring the employment rate for the region down from 11.5% in 1997 to 9.2% in 2000. As a further result, corporate profits are also strong and merger activity continues at a high level. One of the few recent negative developments in Europe has been the potential delay of implementation of German tax reform measures from 2001 to 2002. While this delay weighed negatively on the performance of the German Mark during the first half, it has not seemed to stop the restructuring of Germany as some companies have devised new derivative structures to delay recognition of capital gains. We have uncovered new investment opportunities in the technology related and consumer staple sectors as European stock markets and the Euro have corrected this year. After hitting a lifetime low in May, the Euro has rebounded but is still below its level at the beginning of the year. We continue to expect a strengthening of the Euro over the next 12-18 months to the 105-110 Euro/$ level.

  The strong improvement in Euroland unemployment has defied most market observers who view rigid employment laws and labor immobility as a core weakness for Europe and the Euro. However, the improvement in unemployment has been a result of the increase in flexible work arrangements; according to a study by Morgan Stanley Dean Witter, flexible jobs have increased from 22% of all employment in 1991 to over 27% in 1998. This is creating what some view as a two-tiered job market. This situation may be behind the slow invitations to emerging European countries to join the Euro by existing members who fear the threat of an expanding workforce and the mobility of this cheaper labor pool.

  As a whole, emerging markets have performed poorly this year because of the fear of a "knock-on" effect from a slow down in the US. We have lowered our exposure to emerging markets in the International Value Fund over the course of the year as sell targets on several stocks have been achieved and we have found better risk adjusted relative value elsewhere. Generally better economic conditions in Latin America, manifested in more stable interest rates, currencies, economic output and fiscal and trade performance have been practically ignored by the markets that continue to focus on the potential impact of higher US interest rates as well as regional risk premiums. In another historic event, Vicente Fox, the candidate of the conservative National Action Party, won Mexico's presidential election ousting the Institutional Revolutionary Party from 71 years of power.

  The US equity market continues to be split into growth and value camps, but the market continues to be very narrow on the growth side of the market. Following the demise of many of the highly regarded Internet related stocks over the past several months, investors have fled to the "safety" of the handful of internet related stocks that actually have earnings, and have pushed their valuations to what we believe to be excessive levels. A recent Sanford Bernstein study showed that even with their recent underperformance, "New Economy" stocks are discounting 14-15% ten-year earnings growth versus 2-3% for the "Old Economy" stocks. This is a highly optimistic figure given that most of the revenues for the "New Economy" companies are derived from "Old Economy" customers. In fact, we believe that this artificial distinction between "Old Economy" and "New Economy" will become irrelevant as all good companies take advantage of the "new economy infrastructure." In the meantime as this shift becomes evident, we are comfortable owning those stocks with proven business models, access to capital, earnings, and attractive valuations.

  If, as expected, earnings growth in the US market slows over the next year and we then see the follow on effect to other global stock markets, mainly due to the effects of higher global interest rates and inflation, we would expect our value oriented discipline to continue to perform well versus more growth oriented styles. We appreciate the confidence that you have placed in our firm and your ongoing support. Please contact us should you desire elaboration on any of the above topics or if you have any further questions.

                                      For the Hansberger Institutional Series

                                      Thomas L. Hansberger, CFA
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the six months ended June 30, 2000

  During the first half of 2000, the major global stock markets retreated as interest rates move higher in many major economies. Investor confidence waned in reaction to the Federal Reserve's tightening bias in the U.S. During its May meeting, the U.S. Federal Open Market Committee (FOMC) matched the sum of its two previous interest rate hikes, in February and March, by raising the Fed Funds rate 50 basis points to 6.50%. Investor sentiment oftentimes deteriorates during a period of interest rate increases because there is a heightened expectation for an economic slowdown. Because of its significance in global demand, international markets are highly sensitive to the U.S. economy.

  Asian markets felt the pressure of the potential slowdown in the U.S economy, as Asia was the poorest performer on a regional basis during the past six months. The developed Asian markets did not escape the wrath as Japan finished the period down -5.3%, Hong Kong down -13.1% and Singapore down - 22.7% based on the Morgan Stanley Capital International (MSCI) country indices. In Japan, the recovery has been slow but the economy continues to show signs of life. The Tankan business survey for June confirmed that industrial output was rising. This was the first positive turn for the Tankan in three years, which may reflect the strengthening economies throughout Asia. Although economies in emerging Asia may be improving, the recovery has not translated into appreciating stock prices on a broad basis. Although Malaysia posted a 4.1% gain for the period, Thailand, the Philippines and Indonesia posted negative returns of -36.0%, -35.9% and -43.5% respectively. In addition to uncertainty about the demand from exports to the U.S. (generally between 20-30% of total exports in Southeast Asia countries), several emerging Asia countries are also facing political turmoil. These events contributed to the overall sluggishness in market performance throughout the region.

  European markets, unlike the U.S., showed signs of accelerating growth largely on the back of the weak Euro. Unfortunately, some of the growth was curtailed as the European Central Bank (ECB) also raised interest rates. The positive aspect is that interest rates in Europe are still generally low and should not be detrimental for longer-term growth. Performance for the period was mixed in the region as France and Italy posted gains of 6.2% and 4.2%, respectively, while the U.K and Germany posted losses of -11.7% and -7.3%, respectively.

Fund performance during the six months ended June 30, 2000

  The Fund's total return for the half year ending June 30, 2000, was -5.23% versus the MSCI EAFE Index return of -3.95% for the same period. The primary factors affecting performance were the Fund's exposure to developing markets and its overweight position in Asia. On a sector basis, pharmaceutical, energy and utility exposure added to the Fund's performance while telecommunication, basic materials and consumer discretionary stocks generally underperformed the benchmark.

Market Outlook

  Despite the threat of a slowing U.S. economy, there are numerous events unfolding on a global basis that should reward international investors. In Asia, we expect the recovery in Japan and China's accelerating economy to fuel economic growth throughout the region. Europe's recovery continues to gain momentum and this economic growth is likely to boost corporate earnings. Overall, despite the potential of a U.S. economic slowdown, many international markets are generating enough domestic demand that global growth is likely to surprise on the upside over the near-term. Your Fund is positioned to take advantage of this scenario.

  Thank you for your interest and investment in the International Value Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to serving you with our proven approach to international investing.

                                      For the International Value Fund Team
                                      Lauretta A. Reeves, CFA
                                      Managing Director of Research
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
           in the Hansberger International Fund vs. MSCI EAFE Index
                                1/1/97-6/30/00

                                     [GRAPH]
                        Hansberger               MSCI EAFE
                        International Fund       Index

12/31/96                    $10,000.00           $10,000.00
1/31/97                      10,178.00             9,652.00
2/28/97                      10,366.00             9,813.00
3/31/97                      10,247.00             9,851.00
4/30/97                      10,326.00             9,905.00
5/31/97                      10,642.00            10,552.00
6/30/97                      11,087.00            11,136.00
7/31/97                      11,413.00            11,319.00
8/31/97                      10,894.00            10,476.00
9/30/97                      11,354.00            11,065.00
10/31/97                     10,376.00            10,217.00
11/30/97                      9,881.00            10,115.00
12/31/97                      9,854.00            10,206.00
1/31/98                       9.924.00            10,675.00
2/28/98                      10,578.00            11,362.00
3/31/98                      11,112.00            11,715.00
4/30/98                      11,132.00            11,810.00
5/31/98                      10,669.00            11,756.00
6/30/98                      10,065.00            11,847.00
7/31/98                      10,113.00            11,970.00
8/31/98                       8,315.00            10,490.00
9/30/98                       8,002.00            10,171.00
10/31/98                      8,871.00            11,234.00
11/30/98                      9,214.00            11,812.00
12/31/98                      9,165.00            12,281.00
1/31/99                       9,145.00            12,247.00
2/28/99                       8,828.00            11,958.00
3/31/99                       9,431.00            12,460.00
4/30/99                      10,657.00            12,968.00
5/31/99                      10,351.00            12,303.00
6/30/99                      11,035.00            12,786.00
7/31/99                      11,133.00            13,169.00
8/31/99                      11,112.00            13,220.00
9/30/99                      10,846.00            13,356.00
10/31/99                     11,133.00            13,859.00
11/30/99                     11,245.00            14,343.00
12/31/99                     11,845.00            15,633.00
01/31/2000                   11,329.00            14,643.00
02/29/2000                   10,978.00            15,040.00
03/31/2000                   11,711.00            15,626.00
04/30/2000                   10,906.00            14,806.00
05/31/2000                   10,731.00            14,448.00
06/30/2000                   11,226.00            15,016.00
-------------------------------------------------------------------------------
                                               Total Return
-------------------------------------------------------------------------------
Time Period                         Hansberger                 MSCI EAFE
                                    International Value Fund   Index
-------------------------------------------------------------------------------
Six Months                                (5.23)%                 (3.95)%
-------------------------------------------------------------------------------
One Year                                   1.73%                  17.44%
-------------------------------------------------------------------------------
Average Annual
Since Inception (12/30/96)                 3.36%                  12.32%
-------------------------------------------------------------------------------

This graph compares the Fund's performance with the MSCI Europe Australasia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the six months ended June 30, 2000

  Emerging markets had two very distinct performances in the first and second quarters of this year. Following the outstanding performance of the last quarter of 1999, the market consolidated its gains and traded sideways for most of the six month period. However, the second quarter proved to be the emerging markets' worst performing quarter since the third quarter of 1998, when the Russian crisis affected markets worldwide. The spectacular fall of many Nasdaq listed stocks in April and the volatility of that market coupled with the uncertainty surrounding the behavior of interest rates in the US dominated the emerging markets' performance throughout most of the second quarter. Furthermore, telecommunication stocks, the Fund's largest sector weighting, suffered along with the Nasdaq, as they were perceived to be part of the expensive technology sector. Partially offsetting this poor performance were the traditionally defensive energy, health care and utilities sectors where the Fund maintains over-weighted positions. As a group, emerging markets declined 7.99% in US Dollar terms during the first half of the year as measured by the MSCI Emerging Markets Free Index, underperforming the world's developed markets. The MSCI World Index declined 2.41%, while the EAFE (Europe Asia and the Far East) Index declined 3.95% during the same period.

  The economies in Asia continued to recover strongly over the first half of the year with GDP growth generally much higher than consensus estimates. Current account and balance of payment surpluses continue to register record highs across most of the region leading to a more stable currency environment, perhaps with the exception of Indonesia. This has allowed most central banks in Asia to continue to keep relatively relaxed monetary policies. However, the poor performance of Asian stock markets so far this year has not reflected the positive fundamentals of the economies and only China posted a positive performance, perhaps as a result of its entrance into the WTO and the recent approval of Permanent Normal Trade Relations (PNTR) status by the US House of Representatives.

  Much better economic conditions in the Latin countries were also ignored by the markets, which continued to focus on the potential impact of higher US interest rates as well as on higher regional risk premiums associated with a more volatile Nasdaq market. While Chile and Mexico completed successful Presidential elections during the period, Venezuela and Peru were sources of concern for their botched elections. Mexico was the bright spot in the region where Vicente Fox, an opposition candidate, won the mandate ousting the government party which held power for over 70 years.

  Israel posted one of the best performances in the EMEA (Europe, Middle East and Africa) region despite its strong technology bias and its Nasdaq links. Turkey continues to struggle with its reform process, which is aimed at reducing its high inflation rates to European-like levels, and as a result the market has cooled off somewhat. Its government coalition has been seriously tested during the last few months, but so far continues to maintain its unity. Mr. Putin's government in Russia continues to make strides towards the stabilization of the country's economy as well as its political system, and investors are taking notice of the progress made. Macro figures are showing great improvement, and long awaited structural reforms are finally being implemented. South Africa's currency weakened strongly as it was affected by developments in Zimbabwe and the potential implications in its own internal policies.

Fund performance during the six months ended June 30, 2000

  The Fund's total return was -10.51% for the six month period ended June 30, 2000 vs. -7.99% for the MSCI Emerging Markets Free Index. Within the asset class, Eastern Europe (-3.1%) outperformed Latin America (-3.8%) and Asia (- 9.7%), with Israel and Venezuela showing the best returns at 26.5% and 19%, respectively, for the period. Indonesia, Thailand and Philippines were the worst performing countries declining by 43.5%, 36.0% and 35.9%, respectively. In terms of the Fund's sector exposure, the relative overweight position in the telecom sector in all three regions hurt performance as stocks in this sector were affected by the negative performance of the tech-heavy Nasdaq index.

Market Outlook

  Some of the themes we were expecting for this year have materialized without a significant impact on market performance, which makes us optimistic about the potential for outperformance in the second half of the year. China's entry into the WTO and its new trade relations with the US, Malaysia's inclusion into the MSCI Emerging Market Index and Mexico's investment grade status failed to drive those markets higher during the first half, but continue to be important issues going into the second half of 2000. In addition, the convergence of several Eastern European economies with the European Community, and generally better economic growth in Asia and Latin America, add optimism about those markets and their expected performance.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
 in the Hansberger Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-6/30/00

                                    [GRAPH]

                                    Hansberger Emerging      MSCI Emerging
                                    Markets Fund             Markets Free Index

12/30/96                                   $10,000.00             $10,000.00
 1/31/97                                    10,375.00              10,682.00
 2/28/97                                    10,623.00              11,140.00
 3/31/97                                    10,356.00              10,847.00
 4/30/97                                    10,375.00              10,866.00
 5/31/97                                    10,603.00              11,177.00
 6/30/97                                    11,215.00              11,775.00
 7/31/97                                    11,947.00              11,951.00
 8/31/97                                    11,334.00              10,430.00
 9/30/97                                    11,483.00              10,719.00
10/31/97                                     9,753.00               8,960.00
11/30/97                                     8,647.00               8,633.00
12/31/97                                     8,489.00               8,841.00
 1/31/98                                     7,720.00               8,148.00
 2/28/98                                     8,579.00               8,999.00
 3/31/98                                     8,759.00               9,389.00
 4/30/98                                     8,679.00               9,287.00
 5/31/98                                     7,570.00               8,014.00
 6/30/98                                     6,671.00               7,173.00
 7/31/98                                     6,701.00               7,401.00
 8/31/98                                     4,754.00               5,261.00
 9/30/98                                     4,934.00               5,595.00
10/31/98                                     5,553.00               6,184.00
11/30/98                                     6,152.00               6,698.00
12/31/98                                     5,924.00               6,601.00
 1/31/99                                     6,004.00               6,495.00
 2/28/99                                     5,793.00               6,558.00
 3/31/99                                     6,405.00               7,422.00
 4/30/99                                     7,668.00               8,340.00
 5/31/99                                     7,627.00               8,292.00
 6/30/99                                     8,630.00               9,233.00
 7/31/99                                     8,229.00               8,982.00
 8/31/99                                     8,098.00               9,064.00
 9/30/99                                     7,397.00               8,757.00
10/31/99                                     7,688.00               8,943.00
11/30/99                                     8,389.00               9,745.00
12/31/99                                     9,822.00              10,985.00
 1/31/2000                                   9,472.00              11,050.00
 2/29/2000                                   9,452.00              11,196.00
 3/31/2000                                   9,853.00              11,251.00
 4/30/2000                                   8,860.00              10,184.00
 5/31/2000                                   8,329.00               9,763.00
 6/30/2000                                   8,790.00              10,107.00
-------------------------------------------------------------------------------
                                               Total Return
-------------------------------------------------------------------------------
Time Period                         Hansberger Emerging      MSCI Emerging
                                    Markets Fund             Markets Free Index
-------------------------------------------------------------------------------
Six Months                               (10.51)%                 (7.99)%
-------------------------------------------------------------------------------
One Year                                   1.86%                   9.47%
-------------------------------------------------------------------------------
Average Annual
Since Inception (12/30/96)                (3.62)%                  0.31%
-------------------------------------------------------------------------------

This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 International Value Fund

 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks - 91.9%
            Australia - 1.6%
    269,090 National Australia Bank Ltd. ........................   $  4,483,599
                                                                    ------------
            Austria - 1.7%
     44,816 Bank Austria AG......................................      2,180,875
     53,450 VA Technologie AG....................................      2,813,110
                                                                    ------------
                                                                       4,993,985
                                                                    ------------
            Bermuda - 1.4%
     73,500 XL Capital Limited...................................      3,978,188
                                                                    ------------
            Brazil - 1.6%
     55,000 Companhia Vale do Rio Doce S.A ADR...................      1,548,822
    130,000 Embratel Participacoes S.A. ADR......................      3,071,250
                                                                    ------------
                                                                       4,620,072
                                                                    ------------
            Croatia - 0.6%
    161,000 Pliva d.d. GDR(c)....................................      1,731,909
                                                                    ------------
            Czech Republic - 0.7%
    295,500 Komercni Banka A.S. GDR(a)...........................      2,009,400
                                                                    ------------
            Denmark - 1.6%
    330,000 Nordic Baltic Holding AB.............................      2,404,418
     26,100 Unidanmark A/S, Class A - Registered.................      2,135,215
                                                                    ------------
                                                                       4,539,633
                                                                    ------------
            Finland - 0.8%
    183,400 Kemira Oyj...........................................        892,127
    130,000 Metso Oyj............................................      1,562,324
                                                                    ------------
                                                                       2,454,451
                                                                    ------------
            France - 3.3%
    137,000 Alstom S.A...........................................      3,699,284
     26,800 Compagnie de Saint Gobain S.A........................      3,619,557
    170,000 Usinor S.A...........................................      2,072,226
                                                                    ------------
                                                                       9,391,067
                                                                    ------------
            Germany - 4.2%
     54,000 BASF AG..............................................      2,188,971
     56,000 DaimlerChrysler AG...................................      2,935,033
     93,000 Jenoptik AG..........................................      2,661,101
     92,000 Veba AG..............................................      4,431,355
                                                                    ------------
                                                                      12,216,460
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Greece -  1.0%
    115,000 Hellenic Telecommunications Organization S.A.........   $  2,803,766
                                                                    ------------
            Hong Kong - 3.8%
    301,000 HSBC Holdings plc....................................      3,436,470
    225,500 Hutchison Whampoa Ltd. ..............................      2,834,841
  1,260,000 SmarTone Telecommunications Holdings Ltd.............      2,788,147
    712,500 Wing Hang Bank Ltd. .................................      1,773,138
                                                                    ------------
                                                                      10,832,596
                                                                    ------------
            Hungary - 0.9%
     75,000 Matav Rt. ADR........................................      2,582,813
                                                                    ------------
            Ireland - 1.1%
  1,155,000 Eircom Plc...........................................      3,084,589
                                                                    ------------
            Italy - 1.6%
    780,000 ENI S.p.A. ..........................................      4,500,982
                                                                    ------------
            Japan - 26.2%
    680,000 Asahi Chemical Industry Co. Ltd. ....................      4,804,748
    308,000 Ataka Construction & Engineering.....................        792,162
    500,000 Dai-Ichi Kangyo Bank Ltd. ...........................      3,791,983
    205,000 Daiichi Pharmaceutical Co., Ltd. ....................      5,195,252
    234,400 Daito Trust Construction Co. ........................      3,864,525
    390,000 Daiwa Securities Co., Ltd. ..........................      5,143,907
    697,000 Dowa Fire & Marine Insurance Co. ....................      1,864,883
    132,000 Fujitsu Ltd. ........................................      4,563,946
    470,000 Hitachi Ltd. ........................................      6,774,695
    118,000 Honda Motor Co Ltd. .................................      4,013,189
  1,125,000 JGC Corp. ...........................................      4,536,248
  1,175,000 Marubeni Corp. ......................................      4,040,463
    184,000 Marui Co., Ltd. .....................................      3,518,960
    140,000 Nihon Unisys, Ltd. ..................................      2,829,149
  1,505,000 Nippon Fire & Marine Insurance Co. ..................      4,523,011
    662,000 Nishimatsu Construction Co., Ltd. ...................      2,606,962

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            Japan (continued)
         70 NTT Mobile Communications Network, Inc. .............   $  1,892,694
    129,000 Sankyo Co., Ltd. ....................................      2,910,688
    653,000 Sumitomo Trust & Banking Co. Ltd. ...................      4,644,731
    900,000 Toyo Trust & Banking.................................      3,035,470
                                                                    ------------
                                                                      75,347,666
                                                                    ------------
            Korea - 2.0%
    143,000 Hyundai Electronics Industries Co. ..................      2,821,461
     33,000 Pohang Iron & Steel Co., Ltd.(b).....................      2,925,318
                                                                    ------------
                                                                       5,746,779
                                                                    ------------
            Malaysia - 1.3%
  2,000,000 Technology Resources Industries Bhd. ................      2,126,316
    823,000 United Engineers (Malaysia)..........................      1,678,487
                                                                    ------------
                                                                       3,804,803
                                                                    ------------
            Mexico - 1.1%
     55,000 Telefonos de Mexico S.A., Class L, ADR...............      3,141,875
                                                                    ------------
            Netherlands - 2.1%
    377,800 EVC International N.V. ..............................      3,423,283
     60,000 Royal KPN NV.........................................      2,681,132
                                                                    ------------
                                                                       6,104,415
                                                                    ------------
            New Zealand - 2.9%
  2,237,000 Air New Zealand Ltd., Class B........................      2,277,391
  2,164,563 Carter Holt Harvey Ltd. .............................      1,878,684
  1,264,900 Fletcher Challenge Energy............................      4,124,324
                                                                    ------------
                                                                       8,280,399
                                                                    ------------
            Norway - 0.7%
    111,700 Odfjell ASA..........................................      1,430,967
     31,600 Petroleum Geo-Services A/S...........................        539,149
                                                                    ------------
                                                                       1,970,116
                                                                    ------------

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Peru - 0.5%
    111,600 Southern Peru Copper Corp. .........................   $  1,360,125
                                                                   ------------
            Philippines - 0.1%
    218,200 Philippine National Bank............................        285,047
                                                                   ------------
            Portugal - 1.0%
    245,000 Portugal Telecom....................................      2,748,088
                                                                   ------------
            Russia - 0.7%
     40,000 LUKoil Holdings ADR.................................      2,044,800
                                                                   ------------
            Singapore - 1.9%
    650,000 City Developments Ltd. .............................      2,520,984
    439,872 United Overseas Bank Ltd. ..........................      2,877,310
                                                                   ------------
                                                                      5,398,294
                                                                   ------------
            Slovakia - 0.2%
    256,500 Slovakofarma A.S. GDR(c)............................        596,363
                                                                   ------------
            Slovenia - 0.6%
    192,300 SKB Banka GDR(c)....................................      1,644,165
                                                                   ------------
            South Africa - 1.1%
     73,752 AngloGold Ltd. .....................................      3,015,396
                                                                   ------------
            Spain - 2.8%
    259,000 Iberdrola S.A. .....................................      3,334,962
    105,000 Repsol S.A. ........................................      2,088,106
    125,320 Telefonica S.A. ....................................      2,689,430
                                                                   ------------
                                                                      8,112,498
                                                                   ------------
            Sweden - 2.1%
     31,500 ABB Ltd. ...........................................      3,646,692
    174,500 Assidoman AB........................................      2,480,715
                                                                   ------------
                                                                      6,127,407
                                                                   ------------
            Switzerland - 6.5%
      2,000 Novartis AG, (Registered)...........................      3,164,534
        415 Roche Holding AG....................................      4,035,393
      6,500 Schweizerische Lebensversicherungs-und
             Rentenanstalt......................................      3,880,656
     12,500 Swisscom AG.........................................      4,324,597
     22,800 UBS AG..............................................      3,336,722
                                                                   ------------
                                                                     18,741,902
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            Taiwan - 0.5%
    153,000 R.O.C. Taiwan Fund...................................   $  1,329,188
                                                                    ------------
            Thailand - 1.7%
  3,065,100 Bangkok Bank Public Co., Ltd.(a).....................      3,755,579
        200 Thai International Fund IDR..........................      1,210,000
                                                                    ------------
                                                                       4,965,579
                                                                    ------------
            United Kingdom - 10.0%
    130,000 Barclays plc.........................................      3,230,974
    595,000 British Airways plc..................................      3,420,215
    167,274 Cable & Wireless plc.................................      2,831,466
    935,000 Corus Group plc......................................      1,364,871
    370,000 Nycomed Amersham plc.................................      3,671,625
    509,000 PowerGen plc.........................................      4,350,298
  1,263,559 Rolls-Royce plc......................................      4,482,199
    129,571 Royal Bank of Scotland plc...........................      2,167,783
    550,000 Unilever plc.........................................      3,327,940
                                                                    ------------
                                                                      28,847,371
                                                                    ------------
            Total -- Common Stocks
             (Cost $254,370,244).................................    263,835,786
                                                                    ------------

(a)Non-income producing securities.
(b) Fair valued securities--See Note A1. Total Market value of fair valued securities owned at June 30, 2000 was $2,925,318 or 1.0% of net assets.
(c)144A Security--Certain conditions for public sale may exist.
ADRAmerican Depositary Receipt.
GDRGlobal Depositary Receipt.

    Face                                                               Value
   Amount                                                            (Note A1)
--------------------------------------------------------------------------------
            U.S. Government Obligations - 3.4%
            U. S. Treasury Bills - 3.4%
 $9,393,000 07/20/00, 5.71%......................................   $  9,359,635
    385,000 09/21/00, 5.85%......................................        380,068
                                                                    ------------
            Total -- U.S. Government Obligations
             (Cost $9,739,701)...................................      9,739,703
                                                                    ------------
            Total Investments -- 95.3%
             (Cost $264,109,945).................................    273,575,489
            Other Assets and Liabilities
             (Net) -- 4.7%.......................................     13,532,664
                                                                    ------------
            NET ASSETS -- 100%...................................   $287,108,153
                                                                    ============

The accompanying notes are an integral part of the financial statements.

 Emerging Markets Fund

 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

             Common Stocks - 93.4%
             Argentina - 1.2%
     140,000 Telecom Argentina S.A. ADR..........................   $  3,850,000
                                                                    ------------
             Brazil - 11.1%
     100,000 Brasil Distribuicao Pao de Acucar GDR...............      3,212,500
     176,900 Companhia Vale do Rio Doce S.A. ADR.................      4,981,575
     265,000 Embratel Participacoes S.A. ADR.....................      6,260,625
 242,000,000 Gerdau S.A. ........................................      2,952,038
     241,600 Petroleo Brasileiro S.A. ADR........................      7,299,098
     150,000 Tele Norte Leste Participacoes S.A. ADR.............      3,543,750
     125,000 Unibanco - Uniao de Bancos Brasileiros S.A. GDR.....      3,593,750
     850,000 Usiminas S.A. Pfd. A Shares.........................      3,930,690
                                                                    ------------
                                                                      35,774,026
                                                                    ------------
             Chile - 1.1%
     185,948 Cia. de Telecomunicaciones de Chile S.A. ADR........      3,370,308
                                                                    ------------
             China - 4.6%
     664,000 Huaneng Power International, Inc. ADR...............      8,839,500
  43,634,000 Shanghai Petrochemical Co. Ltd., Class H............      5,933,172
                                                                    ------------
                                                                      14,772,672
                                                                    ------------
             Croatia - 1.1%
     343,000 Pliva d.d. GDR(c)...................................      3,689,720
                                                                    ------------
             Czech Republic - 0.9%
     454,999 Komercni Banka A.S. GDR.............................      3,093,993
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------


             Greece - 1.1%
     146,666 Hellenic Telecommunications Organization S.A. ......   $  3,575,801
                                                                    ------------
             Hong Kong - 6.6%
     512,124 HSBC Holdings plc...................................      5,846,839
     425,700 Hutchison Whampoa Ltd. .............................      5,351,626
     901,000 SmarTone Telecommunications Holdings Ltd. ..........      1,993,746
     659,500 Swire Pacific Ltd., Class A.........................      3,857,764
   1,741,500 Wing Hang Bank Ltd. ................................      4,333,924
                                                                    ------------
                                                                      21,383,899
                                                                    ------------
             Hungary - 3.3%
      88,600 BorsodChem Rt. .....................................      2,734,728
      82,800 EGIS Rt. ...........................................      3,462,275
     130,000 Matav Rt. ADR.......................................      4,476,875
                                                                    ------------
                                                                      10,673,878
                                                                    ------------
             India - 4.8%
     485,000 Bajaj Auto Ltd. GDR(c)..............................      4,437,750
     820,000 Gujarat Ambuja Cements Ltd. GDR(c)..................      3,526,000
     225,000 Larsen & Toubro Ltd. GDR(c).........................      2,500,312
     245,000 Mahanagar Telephone Nigam Ltd. GDR(c)...............      2,495,938
     975,000 Tata Engineering & Locomotive GDR(c)................      2,691,195
                                                                    ------------
                                                                      15,651,195
                                                                    ------------
             Indonesia - 2.1%
   5,085,000 PT Indofood Sukses Makmur Tbk. .....................      2,774,165
     191,600 PT Indosat ADR......................................      2,179,450
   2,011,000 PT Semen Gresik (Persero) Tbk. .....................      1,826,615
                                                                    ------------
                                                                       6,780,230
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

             Common Stocks (continued)
             Israel - 2.6%
     155,100 ECI Telecom Ltd. ...................................   $  5,525,437
     300,000 Partner Communications ADR..........................      2,850,000
                                                                    ------------
                                                                       8,375,437
                                                                    ------------
             Korea - 9.8%
     300,000 Hyundai Electronics Industries Co...................      5,919,150
     339,275 Kookmin Bank GDR(c).................................      4,308,792
     122,000 Korea Electric Power Corp...........................      3,785,745
      66,000 Korea Telecom Corp..................................      5,812,605
     175,000 Pohang Iron & Steel Co.(b)..........................      4,200,000
      13,342 Samsung Electronics Co..............................      4,415,325
           4 Samsung Fire & Marine Insurance.....................            111
      94,790 SK Telecom Co., Ltd. ADR............................      3,442,062
                                                                    ------------
                                                                      31,883,790
                                                                    ------------
             Malaysia - 7.5%
   1,300,000 Commerce Asset-Holding Bhd..........................      3,763,158
   1,090,000 Malayan Banking Bhd.................................      4,417,368
     408,000 Malaysian Pacific Industries........................      4,187,368
   3,135,000 Road Builder (M) Holdings Bhd.......................      3,465,000
   3,000,000 Technology Resources Industries Bhd.................      3,189,474
     800,000 Telekom Malaysia Bhd................................      2,757,895
   1,300,000 United Engineers (Malaysia) Ltd.....................      2,651,316
                                                                    ------------
                                                                      24,431,579
                                                                    ------------
             Mexico - 9.4%
     207,129 Cemex S.A. ADR(a)...................................      4,841,640
   1,200,000 Grupo Financiero Banamex Accival S.A.(a)............      5,121,171

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

             Mexico (continued)
     200,000 Grupo Iusacell S.A de C.V. ADR......................   $  3,125,000
     958,000 Grupo Mexico S.A., Series B.........................      2,657,461
      40,000 Grupo Televisa S.A. ADR.............................      2,757,500
      67,400 Telefonos de Mexico S.A., Class L, ADR..............      3,850,225
     259,000 Tubos de Acero de Mexico S.A. ADR...................      3,593,625
     192,000 Wal-Mart De Mexico S.A. ADR.........................      4,505,856
                                                                    ------------
                                                                      30,452,478
                                                                    ------------
             Peru - 1.2%
     284,000 Credicorp Ltd.......................................      2,556,000
     104,600 Southern Peru Copper Corp...........................      1,274,812
                                                                    ------------
                                                                       3,830,812
                                                                    ------------
             Philippines - 2.1%
     449,460 Metropolitan Bank & Trust Co........................      2,099,212
     200,000 Philippine Long Distance Telephone Company..........      3,583,815
     770,100 Philippine National Bank(a).........................      1,006,027
                                                                    ------------
                                                                       6,689,054
                                                                    ------------
             Poland - 4.9%
      68,200 BRE Bank S.A........................................      2,114,413
   1,000,000 Polski Koncern Naftowy Orlen S.A....................      4,707,882
     561,300 Telekomunikacja Polska S.A. GDR(c)..................      4,021,378
     345,284 Zaclady Metali Lekkich Kety(a)......................      4,971,823
                                                                    ------------
                                                                      15,815,496
                                                                    ------------
             Russia - 6.1%
      48,000 GAZ Auto Plant......................................      1,152,000
     105,000 LUKoil Holdings ADR.................................      5,367,600
      41,300 Mobile Telesystems ADR..............................        887,950
     400,000 Norilsk Nickel(a)...................................      2,930,000

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

             Common Stocks (continued)
             Russia (continued)
     362,370 Rostelecom ADR......................................   $  4,937,246
     344,800 Surgutneftegaz ADR..................................      4,594,460
                                                                    ------------
                                                                      19,869,256
                                                                    ------------
             Singapore - 3.0%
     810,000 City Developments Ltd. .............................      3,141,534
     302,380 DBS Group Holdings Ltd. ............................      3,885,867
     427,680 United Overseas Bank Ltd. ..........................      2,797,560
                                                                    ------------
                                                                       9,824,961
                                                                    ------------
             Slovakia - 1.6%
      13,000 SES A.S.(a)(b)......................................         31,981
   1,224,000 Slovakofarma A.S. GDR(a)(c).........................      2,845,800
     186,340 Slovnaft A.S. ......................................      2,208,659
                                                                    ------------
                                                                       5,086,440
                                                                    ------------
             South Africa - 1.6%
   1,400,000 Old Mutual plc......................................      3,076,074
     550,300 Standard Bank Investment Corp., Ltd. ...............      2,152,465
                                                                    ------------
                                                                       5,228,539
                                                                    ------------
             Taiwan - 2.3%
   1,128,000 Acer Peripherals Inc. ..............................      3,194,011
   1,496,400 United Microelectronics.............................      4,164,108
                                                                    ------------
                                                                       7,358,119
                                                                    ------------
             Thailand - 3.4%
     390,000 Advanced Info Service Public Co., Ltd. .............      4,858,200
   2,084,300 Bangkok Bank Public Co., Ltd.(a)....................      2,553,833
   3,240,000 Land & House Public Co., Ltd. ......................      1,695,469
   2,442,200 Thai Farmer's Bank Public Co., Ltd.(a) .............      2,057,246
                                                                    ------------
                                                                      11,164,748
                                                                    ------------
             Total -- Common Stocks
              (Cost $256,165,496)................................    302,626,431
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

             Warrants - 0.0%
             Mexico - 0.0%
      10,820 Cemex S.A. Warrants expiring 12/13/02(a)
              (Cost $18,935).....................................   $     28,746
                                                                    ------------
                                                                       Value
 Face Amount                                                         (Note A1)
--------------------------------------------------------------------------------
             U.S. Government Obligations  - 7.4%
             U.S. Treasury Bills - 7.4%
 $ 6,044,000 07/20/00, 5.71%.....................................   $  6,026,388
  18,124,000 09/21/00, 5.85%.....................................     17,891,788
                                                                    ------------
             Total -- U.S. Government Obligations
              (Cost $23,918,173).................................     23,918,176
                                                                    ------------
             TOTAL INVESTMENTS -- 100.8%
             (Cost $280,102,604).................................    326,573,353
             Other Assets and Liabilities
              (Net) -- (0.8)%....................................    (2,666,128)
                                                                    ------------
             NET ASSETS -- 100%..................................   $323,907,225
                                                                    ============

(a)Non-income producing securities.
(b) Fair valued securities--See Note A1. Total Market value of fair valued securities owned at June 30, 2000 was $31,981 or 0.0% of net assets.
(c)144A Security--Certain conditions for public sale may exist.
ADRAmerican Depositary Receipt.
GDRGlobal Depositary Receipt.
The accompanying notes are an integral part of the financial statements.

 Statements of Assets and Liabilities

 June 30, 2000 (Unaudited)

                                                    International
                                                        Value       Emerging
                                                        Fund      Markets Fund
                                                    ------------- ------------
ASSETS:
Investments, at Cost -- see accompanying
 portfolios........................................ $264,109,945  $280,102,604
                                                    ============  ============
Investments, at Value (Note A1).................... $273,575,489  $326,573,353
Cash...............................................    3,600,385            --
Foreign Currency (Cost $2,146,829, $2,563,201).....    2,132,201     2,532,197
Receivable for Fund Shares Sold....................           --         5,560
Receivable for Investments Sold....................    6,258,398     2,614,755
Dividends Receivable...............................    1,969,686     2,045,997
Deferred Organization Costs (Note A5)..............       15,124        25,256
Other Assets.......................................       16,964        17,855
                                                    ------------  ------------
 Total Assets......................................  287,568,247   333,814,973
                                                    ------------  ------------
LIABILITIES:
Payable for Investments Purchased..................           --     8,929,927
Overdraft Payable..................................           --       578,701
Investment Advisory Fees Payable (Note B)..........      150,812       203,869
Administration Fees Payable........................       31,896        36,457
Custodian Fees Payable.............................       65,999        95,148
Professional Fees Payable..........................       23,920        23,956
Accrued Expenses and Other Liabilities.............      187,467        39,690
                                                    ------------  ------------
 Total Liabilities.................................      460,094     9,907,748
                                                    ------------  ------------
Net Assets......................................... $287,108,153  $323,907,225
                                                    ============  ============
NET ASSETS CONSIST OF:
Paid-in Capital.................................... $268,497,025  $271,596,877
Undistributed Net Investment Income................    3,923,057     1,953,677
Accumulated Net Realized Gain......................    5,244,480     3,922,704
Unrealized Appreciation of Investments and Foreign
 Currency Translations.............................    9,443,591    46,433,967
                                                    ------------  ------------
Net Assets......................................... $287,108,153  $323,907,225
                                                    ============  ============
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value)...........   26,384,134    36,950,917
                                                    ============  ============
Net Asset Value Per Share.......................... $      10.88  $       8.77
                                                    ============  ============

The accompanying notes are an integral part of the financial statements.

 Statements of Operations

 Six Months Ended June 30, 2000 (Unaudited)

                                                  International
                                                      Value        Emerging
                                                      Fund       Markets Fund
                                                  -------------  ------------
Investment Income:
Dividends........................................ $  4,518,338   $  3,887,424
Interest.........................................      460,374        286,058
                                                  ------------   ------------
 Total Income....................................    4,978,712      4,173,482
                                                  ------------   ------------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees......................................    1,218,132      1,654,074
 Less: Fees Waived...............................      (63,500)       (91,981)
                                                  ------------   ------------
Investment Advisory Fees--Net....................    1,154,632      1,562,093
Administration Fees..............................      193,209        198,965
Custodian Fees...................................      204,929        292,135
Professional Fees................................       41,355         40,696
Trustees' Fees and Expenses (Note E).............        3,418          3,262
Amortization of Organization Costs (Note A5).....        5,040             --
Miscellaneous Expenses...........................       23,575         18,004
                                                  ------------   ------------
Net Expenses.....................................    1,626,158      2,115,155
                                                  ------------   ------------
Net Investment Income............................    3,352,554      2,058,327
                                                  ------------   ------------
Net Realized Gain (Loss):
Security Transactions............................    6,589,972     20,705,259
Foreign Currency Transactions....................     (900,880)      (336,167)
                                                  ------------   ------------
 Net Realized Gain...............................    5,689,092     20,369,092
                                                  ------------   ------------
Net Change in Unrealized Appreciation
 (Depreciation) on:
Investments......................................  (29,620,544)   (60,317,708)
Foreign Currency Translations....................       (7,964)       (67,091)
                                                  ------------   ------------
 Net Unrealized Appreciation (Depreciation) .....  (29,628,508)   (60,384,799)
                                                  ------------   ------------
Net Realized Gain (Loss) and Unrealized
 Appreciation (Depreciation).....................  (23,939,416)   (40,015,707)
                                                  ------------   ------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations................................. $(20,586,862)  $(37,957,380)
                                                  ============   ============

The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets


                                                 International Value Fund
                                            ----------------------------------
                                            Six Months Ended
                                             June 30, 2000      Year Ended
                                              (Unaudited)    December 31, 1999
                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................   $  3,352,554     $  4,223,588
Net Realized Gain..........................      5,689,092       15,412,793
Net Unrealized Appreciation
 (Depreciation)............................    (29,628,508)      62,911,019
                                              ------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.................    (20,586,862)      82,547,400
                                              ------------     ------------
Distributions:
Net Investment Income......................             --       (3,437,712)
Capital Gains..............................             --               --
                                              ------------     ------------
 Total Distributions.......................             --       (3,437,712)
                                              ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................     20,280,963       27,232,804
Net Asset Value on Reinvestment of
 Distributions.............................             --        3,015,004
Cost of Shares Redeemed....................    (79,567,821)     (23,566,302)
Transaction Fees...........................        466,418          231,583
                                              ------------     ------------
Increase (Decrease) in Net Assets from
 Capital Share Transactions................    (58,820,440)       6,913,089
                                              ------------     ------------
Net Increase (Decrease) in Net Assets......    (79,407,302)      86,022,777
Net Assets:
 Beginning of Period.......................    366,515,455      280,492,678
                                              ------------     ------------
 End of Period.............................   $287,108,153     $366,515,455
                                              ============     ============
Undistributed Net Investment Income
 Included in End of Period Net Assets......   $  3,923,057     $    570,503
                                              ============     ============

The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets


                                                  Emerging Markets Fund
                                            ----------------------------------
                                            Six Months Ended
                                             June 30, 2000      Year Ended
                                              (Unaudited)    December 31, 1999
                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................   $  2,058,327     $    953,370
Net Realized Gain..........................     20,369,092        8,148,655
Net Unrealized Appreciation
 (Depreciation)............................    (60,384,799)     113,501,407
                                              ------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.................    (37,957,380)     122,603,432
                                              ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................     13,475,290       91,845,766
Net Asset Value on Reinvestment of
 Distributions.............................             --               --
Cost of Shares Redeemed....................     (1,969,897)      (7,810,657)
Transaction Fees...........................        153,143          896,795
                                              ------------     ------------
Increase in Net Assets from Capital Share
 Transactions..............................     11,658,536       84,931,904
                                              ------------     ------------
Net Increase (Decrease) in Net Assets......    (26,298,844)     207,535,336
Net Assets:
 Beginning of Period.......................    350,206,069      142,670,733
                                              ------------     ------------
 End of Period.............................   $323,907,225     $350,206,069
                                              ============     ============
Undistributed Net Investment Income (Loss)
 Included in End of Period Net Assets......   $  1,953,677     $   (104,650)
                                              ============     ============

The accompanying notes are an integral part of the financial statements.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

                                                                   International Value Fund
                          Six Months Ended -------------------------------------------------------------------------
                           June 30, 2000      Year Ended        Year Ended        Year Ended        Period Ended
                            (Unaudited)    December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996*+
                          ---------------- ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $  11.49         $   8.97          $   9.79          $  10.12            $10.12
Income from Investment
 Operations:
Net Investment Income...          0.13             0.13              0.14              0.10                --
Net Realized and
 Unrealized Gain
 (Loss).................         (0.74)            2.50             (0.81)            (0.25)               --
                              --------         --------          --------          --------            ------
 Total from Investment
  Operations............         (0.61)            2.63             (0.67)            (0.15)               --
                              --------         --------          --------          --------            ------
Less Distributions from:
Net Investment Income...            --            (0.11)            (0.11)            (0.08)               --
In Excess of Net
 Investment Income......            --               --                --                -- ++             --
Capital Gains...........            --               --             (0.04)            (0.10)               --
                              --------         --------          --------          --------            ------
 Total Distributions....          0.00            (0.11)            (0.15)            (0.18)               --
                              --------         --------          --------          --------            ------
Net Asset Value, End of
 Period.................      $  10.88         $  11.49          $   8.97          $   9.79            $10.12
                              ========         ========          ========          ========            ======
Total Return............         (5.23)%          29.35 %           (6.96)%           (1.46)%            0.00 %
Ratios and Supplemental
 Data:+
Net Assets, End of
 Period (in Thousands)..      $287,108         $366,515          $280,493          $186,559            $4,296
Ratio of Expenses to
 Average Net Assets(1)..          1.00 %**         1.00 %            1.00 %            1.00 %            1.00 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          2.06 %**         1.31 %            1.82 %            1.84 %            3.50 %**
Portfolio Turnover
 Rate...................            33 %             51 %              32 %              14 %               0 %
--------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.04 %**         1.03 %            1.10 %            1.29 %           77.13 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          2.02 %**         1.28 %            1.72 %            1.55 %          (72.63)%**

*   The Fund commenced operations on December 30, 1996.
**  Annualized.
+ The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

                           Six Months                               Emerging Markets Fund
                              Ended       -------------------------------------------------------------------------
                          June 30, 2000      Year Ended        Year Ended        Year Ended        Period Ended
                           (Unaudited)    December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996*+
                          -------------   ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....    $   9.80          $   5.91          $   8.50           $ 10.12            $10.12
                            --------          --------          --------           -------            ------
Income from Investment
 Operations:
Net Investment Income...        0.06              0.03              0.04              0.05                --
Net Realized and
 Unrealized Gain
 (Loss).................       (1.09)             3.86             (2.61)            (1.58)               --
                            --------          --------          --------           -------            ------
 Total from Investment
  Operations............       (1.03)             3.89             (2.57)            (1.53)               --
                            --------          --------          --------           -------            ------
Less Distributions from:
Net Investment Income...          --                --             (0.02)            (0.07)               --
In Excess of Net
 Investment Income......          --                --                -- ++             --                --
Capital Gains...........          --                --                --             (0.02)               --
                            --------          --------          --------           -------            ------
 Total Distributions....          --                --             (0.02)            (0.09)               --
                            --------          --------          --------           -------            ------
Net Asset Value, End of
 Period.................    $   8.77          $   9.80          $   5.91           $  8.50            $10.12
                            ========          ========          ========           =======            ======
Total Return............      (10.51)%          65.82 %           (30.20)%          (15.11)%            0.00 %
Ratios and Supplemental
 Data:+
Net Assets, End of
 Period (in Thousands)..    $323,907          $350,206          $142,671           $36,720            $5,233
Ratio of Expenses to
 Average Net Assets(1)..        1.25 %**         1.25 %            1.25 %            1.50 %             1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............        1.21 %**         0.39 %            1.08 %            1.12 %             2.87 %**
Portfolio Turnover
 Rate...................          27 %             43 %              44 %              15 %                0 %
--------------------------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....        1.30 %**         1.36 %            1.68 %             2.18 %           65.28 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....        1.16 %**         0.28 %            0.65 %             0.44 %          (60.91)%**

*   The Fund commenced operations on December 30, 1996.
**  Annualized.
+ The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements

 June 30, 2000 (Unaudited)

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Trust was comprised of two separate active, diversified portfolios (individually re-ferred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced opera-tions on December 30, 1996.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a pol-icy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles for investment compa-nies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could dif-fer from those estimates.

 1. Security Valuation: Equity securities listed on a U.S. exchange are val-ued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted se-curities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt secu-rities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including re-stricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the ac-tual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks as-sociated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio secu-rities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-mar-ket daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably rela-tive to the U.S. dollar.

 4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 5. Organizational Costs: The organizational costs of the Funds are being am-ortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from for-eign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of rea-sonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly at-tributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distribu-tions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax reg-ulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distribu-tions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on invest-ments and foreign currency transactions. Undistributed net investment income
 (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

 Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Furthermore, dif-ferences in the recognition or classification of income between the finan-cial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distribu-tions in excess of net investment income or in excess of accumulated net re-alized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc., a wholly-owned subsidiary of Hansberger Group, Inc., (the "Adviser") provides each Fund with investment ad-visory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Value Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as de-fined, expressed as a percentage of average daily net assets, exceed the maxi-mum ratios of 1.00% for the International Value Fund and 1.25% for the Emerg-ing Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with ad-ministrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain em-ployees of CGFSC are officers of the Fund.

D. Custodian: The Chase Manhattan Bank serves as the Trust's custodian in ac-cordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an ac-count maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or af-filiated person, an annual fee plus travel and other expenses incurred in at-tending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the period ended June 30, 2000, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. Purchases and Sales: For the period ended June 30, 2000, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund                                                    Purchases      Sales
----                                                   ------------ ------------
International Value Fund.............................. $101,137,487 $166,553,397
Emerging Markets Fund.................................   86,411,380   93,614,860

There were no purchases or sales of long-term U.S. Government securities during the period ended June 30, 2000.

During the period ended June 30, 2000, the Funds paid brokerage commissions to Salomon Smith Barney, an affiliated broker/dealer of the Adviser, as follows:

Fund                                                        Salomon Smith Barney
----                                                        --------------------
International Value Fund...................................       $62,487
Emerging Markets Fund......................................        17,843

G. Capital Share Transactions: Transactions in fund shares for the periods in-dicated below:

                                   International Value
                                          Fund           Emerging Markets Fund
                                  ---------------------- ---------------------
                                  Six Months             Six Months
                                    Ended     Year Ended   Ended    Year Ended
                                   6/30/00     12/31/99   6/30/00    12/31/99
                                  ----------  ---------- ---------- ----------
Shares sold......................  1,899,484   2,674,774  1,447,445 12,635,405
Shares issued on reinvestment of
 distributions...................         --     268,494         --         --
Shares repurchased...............  7,417,181   2,303,890    221,697  1,045,466
                                  ----------  ---------- ---------- ----------
Increase (decrease).............. (5,517,697)    639,378  1,225,748 11,589,939
Fund shares:
Beginning of period.............. 31,901,831  31,262,453 35,725,169 24,135,230
                                  ----------  ---------- ---------- ----------
End of period.................... 26,384,134  31,901,831 36,950,917 35,725,169
                                  ==========  ========== ========== ==========

Shareholders entering after April 1, 1997, are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The trans-action fee is 0.50% for the International Value Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with ex-changes from one Fund to another, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. Other: At June 30, 2000, cost, unrealized appreciation, unrealized (depreci-ation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

                                                                  Net Unrealized
                                       Unrealized    Unrealized    Appreciation
Fund                         Cost     Appreciation (Depreciation) (Depreciation)
----                     ------------ ------------ -------------- --------------
International Value
 Fund................... $264,109,945 $37,890,550   $(28,425,006)   $9,465,544
Emerging Markets Fund...  280,102,604  74,321,288    (27,850,539)   46,470,749

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 1999, the International Value Fund and the Emerging Markets Fund had a capital loss carryforward of $394,999 and $16,445,903, respectively, to offset future capital gains which will expire December 31, 2006.